                                                                  EXHIBIT 10.21

                              PURCHASE AGREEMENT
                              ------------------

          THIS PURCHASE AGREEMENT (the "Agreement") dated as of December 31, 1994 is entered into by and among Korn/Ferry International, a California corporation (the "Company"), and those holders of shares of Common Stock, Phantom Units and SARs of the Company whose names and signatures appear on the signature pages hereof (each, a "Security Holder," and together, the "Security Holders").

                                   RECITALS

          A. The Security Holders own certain shares of Common Stock of the Company, certain phantom shares issued under the Korn/Ferry International Phantom Stock Plan, effective May 1, 1998 (the "Phantom Units"), and certain stock appreciation rights issued under the Korn/Ferry International Amended and Restated Stock Right Plan, as originally adopted June 12, 1991, effective as of May 1, 1991, and amended December 21, 1992 (the "SARs").

          B. The Company desires to purchase from those Security Holders with shares of Common Stock set forth in Item 1 under their names on Schedule 1 (the "Shareholders"), and each such Shareholder desires to sell such shares of Common Stock (the "Common Shares") to the Company, on the terms and subject to the conditions set forth in this Agreement;

          C. The Company and those Security Holders with Phantom Units or SARs set forth in Items 5 or 6 under their names on Schedule 1 (the "Rightholders") desire to set forth their agreement regarding the disposition of such Phantom Units or SARs (collectively, the "Rights"), on the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises set forth below, the parties hereto agree as follows:

          1.   EFFECTIVENESS. This Agreement will become effective as to each
               -------------
Security Holder as of the date set forth below such Security Holder's name on the signature pages hereof (each, an "Effective Date").

          2.   DEFINITIONS. In addition to the terms defined in this Agreement,
               -----------
the following definitions shall apply:

               "Act" means the Securities Act of 1933, as amended.

               "Extraordinary Transaction" means (i) any Public Offering, (ii) the sale of all or substantially all of the Company's assets; (iii) any reorganization, merger, consolidation or similar transaction, in each case, unless, following such transaction, all or substantially all of the individuals and entities who were the beneficial owners of the Company's securities immediately prior to such transaction, beneficially own, directly or indirectly, at least 90% of the then outstanding voting securities of the corporation or other entity resulting from such transaction; (iv) a complete liquidation or dissolution of the Company; or
(v) the issuance of shares of the Company's capital stock if, following such issuance, in excess of 10% of the shares of capital stock outstanding (giving effect to such issuance), would be held by a holder or holders who are not at the time of the issuance employees of the Company or its affiliates or employee benefit plans (or related trusts) sponsored or maintained by the Company or its affiliates.

               "First Installment" means one sixth of the Phantom Units or SARs (as the case may be), in each case rounded up to the nearest whole Phantom Unit or SAR to be disposed of pursuant to this Agreement by each Rightholder, which number is set forth as Item 7 under each Rightholder's name on Schedule 1.

               "First Installment Value" means, with respect to each Rightholder, the product of (x) the number of Rights comprising the First Installment of such Rightholder, multipled by (y) $7.29, which amount is set forth in Item 8 under each Rightholder's name on Schedule 1.

               "Majority in Interest" means Security Holders who hold Promissory Notes, the aggregate principal amount of which represents 50% or more of the total principal amount outstanding under the Promissory Notes as of the time a determination is made.

               "Net Value of Common Shares" means the amount set forth in Item 4 under each Shareholder's name on Schedule 1, which amount equals the Value of Common Shares being sold by such Shareholder minus any amounts owing by such Shareholder to the Company.

               "Preferred Shares" means shares of the Company's Series A Preferred Stock to be issued under the Certificate of Determination attached as Exhibit A hereto.

               "Promissory Note" means a promissory note of the Company substantially in the form attached as Exhibit B hereto.

               "Public Offering" means the sale of Common Shares by the Company or its shareholders pursuant to a registration statement filed with the Securities and Exchange Commission under the Act to purchasers who are not at the time of the sale (x) employees of the Company or (y) employee benefit plans (or related trusts) sponsored or maintained by the Company or its affiliates.

               "Subsequent Installment" means, with respect to each Rightholder, a number of Rights equal to (x) the number of Rights set forth under such Rightholder's name on Schedule 1, less the number of Rights included in such Rightholder's First Installment, divided by (y) five.

               "Subsequent Installment Value" means, with respect to each Right included in Subsequent Installment, the sum of (X) $7.29, plus (y) an amount equal to interest thereon at a fixed annual rate of 8.5% (the reference rate of Bank of America as of the date hereof) accruing from the date hereof to the date of payment.

               "Terminated for Cause" means that an employee's employment has been terminated by the Company due to the employee's act of fraud against the Company or any criminal act.

               "Value of Common Shares" means, with respect to each Shareholder, the dollar amounts set forth in Item 3 under such Shareholder's name on Schedule 1, which amount equals the number of Common Shares being sold by such Shareholder multiplied by the Value Per Share.

               "Value Per Share" means $7.29, an amount equal to the book value of a Common Share as of April 30, 1994 determined in accordance with generally accepted accounting principles applied in accordance with the usual accounting practices of the Company, increased by 10% of such book value to reflect a pro rata share of the estimated 15% return on equity for the Company's fiscal year ended April 30, 1995.

          3.   AMENDMENT TO PRIOR AGREEMENTS. The Company and Rightholders, only
               -----------------------------
with respect to the Rights disposed of hereunder, hereby amend any and all prior agreements regarding the Rights, and waive all terms of the plans under which the Rights were issued, in both cases to the full extent necessary to give effect to the terms of this Agreement.

          4.   TRANSACTIONS ON THE CLOSING DATE.
               --------------------------------

               (a)  Purchase and Sale of Common Shares. On the respective
                    ----------------------------------
Effective Dates and subject to the terms and conditions set forth in this Agreement, the Company shall purchase the Common Shares from each Shareholder.

               (b)  Disposition of First Installment. On the respective
                    --------------------------------
Effective Dates and subject to the terms and conditions set forth in this Agreement, each Rightholder shall transfer to the Company, and the Company shall terminate and cancel, the Rights included in such Rightholder's First Installment.

               (c)  Closing of Transctions. The closing of the purchase and sale
                    ----------------------
of the Common Shares and/or transfer and cancellation of the Rights included in the First Installment (as the case may be) from each Security Holder shall take place concurrently with the execution of this Agreement (the "Closing") by such Security Holder. At each Closing, the Company shall deliver (i) to each Shareholder, the Purchase Price for the Common Shares payable to such Shareholder as described in Section 4 and Schedule 1, and (ii) to each Rightholder, the First Installment Value payable to such Rightholder as described in Section 4 and Schedule 1, and (b)(i) each Shareholder shall deliver to the Company Certificates representing the Common Shares being sold by such Shareholder duly endorsed in blank, to the extent not already in the Company's possession pursuant to existing agreements between the Company and such Shareholder, and an instrument of transfer with respect to such Common Shares in substantially the form of Exhibit C hereto, and (ii) each Rightholder shall deliver to the Company an instrument of transfer with respect to all the Rights comprising such Rightholder's First Installment in substantially the form of Exhibit C hereto.

          5.   PAYMENTS TO SECURITY HOLDERS.
               ----------------------------

               (a)  Purchase Price for Common Shares. The purchase price to be
                    --------------------------------
paid to each Shareholder by the Company for his Common Shares at the respective Closing shall be the applicable Net Value of Common Shares (the "Purchase Price"), which amount is set forth in Item 4 under such Shareholder's name on
Schedule 1. The Company shall pay the Purchase Price as follows:

                    (i)     16.66% of Net Value of Common Shares in cash;

                    (ii) 82.34% of Net Value of Common Shares by delivery of a Promissory Note dated as of the date of the respective Closing, in a principal amount equal to 82.34% of Net Value of Common Shares as set forth in Item 10 under such Shareholder's name on Schedule 1; and

                    (iii) 1% of Net Value of Common Shares by delivery of the number of Preferred Shares set forth in Item 11 under such Shareholder's name on
Schedule 1, it being understood that in lieu of issuing a fractional share, the Company shall pay the Net Value of Common Shares attributable to such fractional share in cash.

               (b)  First Installment. At the respective Closing, the Company
                    -----------------
will pay each Rightholder in cash the First Installment Value.

               (c)  Total Consideration. The total amount of cash, principal
                    -------------------
amount of the Promissory Note and the number of Preferred Shares to be paid to each Security Holder at the respective Closing for such Security Holder are set forth in Items 9, 10 and 11, respectively, under such Security Holder's name on
Schedule 1.

               (d)  Withholding. The Company shall withhold from any payment
                    -----------
hereunder such amounts as are required by the laws of any applicable taxing jurisdiction. Such withheld amounts shall be treated as paid hereunder to the person on whose account the withholding was imposed for all purposes hereunder.

          6.   DISPOSITION OF REMAINING RIGHTS. The Company and each Rightholder
               -------------------------------
agree that such Rightholder shall transfer to the Company, and the Company shall cancel and terminate, a Subsequent Installment of rights on each December 31st beginning December 31, 1995 and concluding December 31, 1999. In consideration of the transfer of each Subsequent Installment, the Company shall pay each Rightholder in cash the Subsequent Installment Value attributable to the Rights included in such Rightholder's Subsequent Installment. Upon delivery of the Subsequent Installment Value, each such Security Holder shall deliver to the Company a new instrument of transfer in substantially the form of Exhibit C with respect to the Rights comprising such Subsequent Installment. Each Rightholder acknowledges and agrees that the foregoing agreement constitutes an unfunded and unsecured obligation of the Company.

          7.   REPRESENTATIONS.
               ---------------

               (a) As of the applicable Effective Date, each Security Holder represents and warrants to the Company that: (i) such Security Holder owns the Common Shares and/or Rights (as the case may be) free of all liens, claims, options, pledges, security interests, rights of others, encumbrances and restrictions; (ii) in deciding to sell the Common Shares and dispose of the Rights as provided in this Agreement, such Security Holder has been afforded the opportunity to ask for, obtain and review all information concerning the condition (financial and other) of the Company that such Security Holder considers relevant; (iii) such Security Holder has the power and authority to enter into and perform the transactions contemplated hereby; (iv) this Agreement and the documents and instruments delivered pursuant to this Agreement, to the extent such Security Holder is a party thereto, constitute the legally valid and binding obligations of such Security Holder, enforceable against such Security Holder in accordance with their respective terms; (v) the execution, delivery and performance of this Agreement will not conflict with, result in a material violation or breach of any of the terms of, or constitute a default under, any other agreement to which such Security Holder is a party; and (vi) if applicable, the Preferred Shares acquired hereunder are being acquired for such Security Holder's own account and for investment purposes only, and not with a view to or for sale in connection with any distribution, resale or disposition of the Preferred Shares. Upon execution of this Agreement, a consent of spouse executed by the wife of each Security Holder in the form of Exhibit F shall be delivered to the Company. Each Security Holder represents to the Company that such consent is valid, legally binding and enforceable by the Company, is in full force and effect and constitutes the sole consent by the holder of a community property interest in the assets being acquired that is required, if any is required, to permit such Security Holder to consummate the transactions contemplated by this Agreement.

          (b)  The Company represents and warrants to each Security Holder that:
(i) it has full power and authority to enter into and perform the transactions contemplated hereby; (ii) such transactions and their performance hereunder by the Company have been duly authorized by all necessary corporation action on the part of the Company; (iii) no further action or approvals are required to enable it to enter into and perform the transactions contemplated hereby; and (iv) this Agreement and the documents and instruments delivered pursuant to this Agreement, to the extent the Company is a party thereto, constitute the legally valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

          8.   CONTINGENT PURCHASE PRICE IN THE EVENT OF A PUBLIC OFFERING.
               -----------------------------------------------------------

               (a) If the Company engages in an Extraordinary Transaction at any time prior to December 31, 2004, each Security Holder shall be entitled to receive from the Company the Contingent Purchase Price, as defined and calculated in paragraph (b) below; provided, however, that such Security Holder
                                   --------  -------
has neither voluntarily terminated his employment with the Company nor been Terminated for Cause prior to the closing date of such Extraordinary Transaction.

               (b) With respect to each Security Holder, "Contingent Purchase Price" shall mean an amount equal to (i) the amount such Security Holder would have received had such Security Holder held the Common Shares and/or Rights sold hereunder until the closing date of the Extraordinary Transaction (with the number of Common Shares and/or Rights proportionately increased or decreased to reflect any stock splits or reverse stock splits, stock dividends or other recapitalization or reclassification affecting Common Shares), and sold such Common Shares and/or Rights to the Company for the per share price in the form of cash, promissory notes, stock of another company, or other property received by the Company or its shareholders in the Extraordinary Transaction (the "Sale Proceeds"), reduced by (ii) (A) in the case of Common Shares, the Net Value of
            ----------
Common Shares applicable to such Shareholder plus interest thereon from the date hereof through the date of the Extraordinary Transaction at a fixed rate that is equal to 8.5% per annum, and/or (b) in the case of Rights, the product of (x) $7.29 plus interest on such amount from the date hereof through the date of the Extraordinary Transaction at a fixed rate that is equal to 8.5% per annum, multiplied by (y) the number of Rights set forth under such Rightholder's name on Schedule 1.

               (c) The Contingent Purchase Price shall be paid by Company to each Security Holder in cash concurrently with the consummation of the Extraordinary Transaction, if and to the extent the Sale Proceeds are paid in cash. To the extent the Sale Proceeds are not paid in cash, the Contingent Purchase Price shall be paid in kind concurrently with the consummation of the Extraordinary Transaction, to the extent reasonably feasible. To the extent not reasonably feasible to pay the Contingent Purchase Price in kind at such time, the Contingent Purchase Price shall be an additional obligation of Company to each Security Holder, payable in a manner and at a time which reasonably approximates Company's (or its shareholders') receipt of Sale Proceeds. As an example of the foregoing, if there is an Extraordinary Transaction for which the price per share is one hundred fifty percent (150%) of the price paid hereunder for each

Common Share or Right (plus interest thereon as set forth above) and the Sales Proceeds are paid one-half (1/2) in cash and one-half (1/2) by a promissory note due and payable in one (1) year, then the Contingent Purchase Price per Common Share and/or Right will be equal to fifty percent (50%) of the price paid hereunder for each Common Share or Right. The Company will be required to pay one-half (1/2) of such increased amount in cash upon its (or its shareholders') receipt of the Sale Proceeds and one-half (1/2) one (1) year later, upon its (or its shareholders') receipt of the remaining balance. The latter obligation must be evidenced by an assignment of a portion of the note received as Sale Proceeds, if reasonably feasible, or, if not reasonably feasible, by a separate note from the Company, payable upon receipt of cash from the Extraordinary Transaction. As an additional example, if, instead of a promissory note, the noncash consideration is restricted stock, portions of which cannot be transferred to the Security Holders, then the amount of the Contingent Purchase Price represented by the restricted stock shall be valued as of the date of the Extraordinary Transaction and thereafter paid by Company (and evidenced by a promissory note) to the Security Holders at the time(s) that such restricted stock is freely tradeable.

               9.   CERTAIN AGREEMENTS REGARDING THE PREFERRED SHARES.
                    -------------------------------------------------

                    (a)  Company's Repurchase Option. Each Shareholder to be
                         ---------------------------
issued Preferred Shares hereunder hereby grants to the Company an option (an "Option") to purchase all, but not less than all, of such Shareholder's Preferred Shares upon the occurrence of any one of the following events: (i) the consummation of a Public Offering; (ii) the death of such Shareholder; or (iii) the death of Richard M. Ferry. Each Option shall be exercisable by the Company by written notice to the applicable Shareholder(s) at any time prior to the payment in full of the Promissory Notes. Such notice shall specify the time, date and place of the closing of the purchase of Preferred Shares pursuant to the Option, which shall be at the principal offices of the Company during normal business hours not less than five nor more than 30 days after the date of the notice. At the closing of any purchase of Preferred Shares pursuant to an Option, (a) in the case of either clause (ii) or clause (iii), each Shareholder from whom the Company purchases Preferred Shares shall be entitled to receive from the Company an amount in cash as the purchase price for the Preferred Shares equal to the then Liquidation Value (as defined in Exhibit A) of such Preferred Shares, and (b) in the case of clause (i), each Shareholder from whom the Company purchases Preferred Shares shall be entitled to receive from the Company an amount in cash as the purchase price for the Preferred Shares equal to one hundred fifty percent (150%) of the then Liquidation Value of such Preferred Shares.

                    (b)  Pledge to Secure Options.
                         ------------------------

                         (i) Each Shareholder to be issued Preferred Shares
hereunder hereby pledges to the Company, and hereby grants to the Company a security interest in, all of such Shareholder's right, title and interest in and to the Preferred Shares (the "Pledged Shares"), the certificates representing the Pledged Shares and any interest of such Shareholder therein and in the proceeds thereof (the "Pledged Collateral"). The term "proceeds" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                    (ii) The Pledged Collateral is pledged to secure the performance in full of all obligations of every nature of each such Shareholder now or hereafter existing under or arising out of or in connection with this Agreement (including, without limitation, the obligations of such Shareholder under the Option granted by such Shareholder) (the "Secured Obligations").

                    (iii) This paragraph (b) shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until the payment in full of the Promissory Note held by such Shareholder and the expiration of the Option granted by such Shareholder.

               (c)  Agreement Regarding Extraordinary Transactions.  Each
                    ----------------------------------------------
Shareholder agrees that if holders of at least 66-2/3% of the outstanding shares of Common Stock of the Company vote in favor of an Extraordinary Transaction, such Shareholder will vote his Preferred Shares in favor of such Extraordinary Transaction.

               (d)  Delivery of Proxy.  In connection with the grant of the
                    -----------------
Option and the pledge of the Pledged Collateral hereunder, and to protect the interests of the holders of Common Stock under paragraph (c) above, each Shareholder shall deliver an irrevocable proxy in the form of Exhibit F.

               (e)  Redemption.  Without prejudice to or limitation in any way
                    ----------
of the Company's rights under the Options, the Company agrees that it will not redeem any Preferred Shares pursuant to the redemption provisions contained in the Certificate of Determination providing for such Preferred Shares (see Exhibit A) until the Promissory Notes have been paid in full. The Company further agrees that, upon payment in full of the Promissory Notes, it will redeem the Preferred Shares and, if the Company fails to do so, that it will redeem upon the written demand of the holders of a majority of the Preferred Shares then outstanding; provided, however, that the Company is at that time
                         ------------------
legally permitted to redeem the Preferred Shares.

               (f)  Transfer of Preferred Shares.  Each Shareholder agrees that
                    ----------------------------
such Shareholder shall not sell, transfer, hypothecate, pledge or otherwise transfer or encumber the Preferred Shares (a "Transfer"), in whole or in part, prior to the payment in full of the Promissory Note held by such Shareholder and the expiration of the Option. Thereafter, such Shareholder shall only Transfer the Preferred Shares in compliance with the terms of the Preferred Shares as set forth in Exhibit A.

               (g)  Company as Pledgee and Custodian.  The Company will hold the
                    --------------------------------
certificates evidencing the Preferred Shares as pledgee for the duration of the pledge set forth in paragraph (b) above to protect its rights thereunder and thereafter as custodian to protect its redemption rights and to secure the Security Holders' agreement set forth in paragraph (f) above. In furtherance thereof, each Security Holder receiving Preferred Shares shall execute and deliver to the Company an assignment in blank in the form of Exhibit D hereto, for the transfer of such certificates. The Company will deliver to each Security Holder a receipt for such Shares in the form of Exhibit E hereto.

               (d)  No Registration or Qualification.  Each Security Holder
                    --------------------------------
receiving Preferred Shares acknowledges and agrees with the Company that (i) the Preferred Shares have not been, and will not be, registered under the Act, or qualified under any state securities laws, and (ii) any sale or other disposition of the Preferred Shares by such Security Holder will be limited to a transaction permitted by this Agreement and the terms of the Preferred Shares and as to which, in each instance, an exemption from the registration requirements of the Act and any applicable requirements under state securities laws can be established to the satisfaction of the Company.

          10.  CERTAIN AGREEMENTS REGARDING THE PROMISSORY NOTES.
               -------------------------------------------------

               (a)  Exercise of Remedies as a Group.  Notwithstanding anything
                    -------------------------------
to the contrary contained in any Promissory Note or in any other agreement to which any Security Holder may now or hereafter be a party, the Security Holders receiving Promissory Notes hereunder agree that the rights and remedies of such Security Holders upon an Event of Default (as defined in the Promissory Notes) shall be determined as set forth in this Section. Such Security Holders agree that upon the occurrence of an Event of Default, any action seeking to accelerate the amounts remaining under the Promissory Notes, to collect such accelerated amounts, or otherwise to exercise remedies all or any of such Security Holders may have, shall only be taken by such Security Holders as a group. The written consent of a Majority in Interest shall govern the actions of the Security Holders. Each Security Holder agrees to join in any action approved by a Majority in Interest and to refrain from taking any such action not so approved. Notwithstanding the foregoing, the right of any Security Holder to receive scheduled payments of principal of and interest on such Security Holder's Promissory Note on or after the respective due dates set forth in the Promissory Notes shall not be impaired or affected without the consent of such Security Holder.

               (b)  Amounts Held in Trust.  Regardless of whether the consent of
                    ---------------------
the Majority in Interest is obtained or any action is taken by the Security Holders holding Promissory Notes, such Security Holders agree that all amounts received by any of them in excess of the scheduled payments under the Promissory Notes shall be held in trust by such Security Holder(s) and shall be applied as follows: (i) first, to the payment in full of all costs and expenses, if any, incurred by such Security Holders in connection with obtaining such amounts; and
(ii) second, to the payment in full of the amounts then outstanding under the Promissory Notes, pro rata in accordance with the respective amounts owing each such Security Holder thereunder.

          11.   MISCELLANEOUS.
                -------------

                (a)   Amendment. No change, amendment or modification of this
                      ---------
Agreement shall be valid unless it is in writing and signed by the Company and a majority in number and a Majority in Interest of the Security Holders.

                (b)   Entire Agreement. This Agreement contains the entire
                      ----------------
agreement of the parties hereto and supersedes any prior written or oral agreements between them concerning the subject matter contained herein.

                (c)   Counterparts. This Agreement may be executed in
                      ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                (d)   Waiver. No waiver of any right pursuant hereto or waiver
                      ------
of any breach hereof shall be effective unless in writing and signed by the party waiving such right or breach. No waiver of any right or waiver of any breach shall constitute a waiver of any other or similar right or breach, and no failure to enforce any right hereunder shall preclude or effect the later enforcement of such right.

                (a)   Headings. The headings of the various sections herein are
                      --------
solely for the convenience of the parties and shall not effect or control the meaning or construction of this Agreement.

                (b)   Notices. Any notice required or permitted to be given
                      -------
hereunder shall be in writing and shall be mailed first class, postage prepaid, or shall be personally delivered. Any communication so addressed and mailed shall be deemed to be given seven days after mailing and any communication delivered in person shall be deemed to be given when receipted for, or actually received by, the recipient. All such communications shall be addressed as follows:

                If to the Company:

                Korn/Ferry International
                1800 Century Park East
                Suite 900
                Los Angeles, California 90067
                Attn:  Corporate Office - Vice President - Administration

                If to the Security Holders:

                At each Security Holder's address as shown in the Company's books or to such other address as is provided by the parties hereto from time to time.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year written below.


                                                      KORN/FERRY INTERNATIONAL,
                                                      a California corporation


                                                      By: /s/ Norman A. Glick
                                                          -------------------
                                                          Name: Norman A. Glick
                                                          Title: Treasurer

                                             SECURITY HOLDERS


                                             /s/ Richard Ferry
                                             ---------------------------------
                                             RICHARD FERRY
                                             Dated:   1/5/95
                                                    --------------------------


                                             CALIFORNIA COMMUNITY FOUNDATION


                                             By: /s/ Richard Ferry
                                                ------------------------------
                                                Richard Ferry, as Co-Trustee


                                             and By: /s/ Jack Shakely
                                                    --------------------------
                                                    Jack Shakely, as Co-Trustee
                                                    ------------
                                             Dated: January 5, 1995
                                                   ---------------------------


                                             CALIFORNIA COMMUNITY FOUNDATION


                                             By: /s/ Jack Shakely
                                                ------------------------------
                                                  Name: Jack Shakely
                                                  Title: President

                                             RICHARD M. FERRY AND MAUDE M.
                                             FERRY 1972 CHILDREN'S TRUST

                                             By: _____________________________
                                                 HENRY B. TURNER, Trustee

                                                         and

                                             By: /s/ Peter W. Mullin
                                                -------------------------------
                                                PETER W. MULLIN, Trustee
                                                Dated:_________________________

                                             /s/ John P. Bassler
                                             ----------------------------------
                                             JOHN P. BASSLER
                                             Dated:  January 5, 1995
                                                   ----------------------------


                                             /s/ Heinrich Eichenberger
                                             ----------------------------------
                                             HEINRICH EICHENBERGER
                                             Dated:  January 5, 1995
                                                   ----------------------------


                                             /s/ John G. Harlow
                                             ----------------------------------
                                             JOHN G. HARLOW
                                             Dated:  January 5, 1995
                                                   ----------------------------


                                             /s/ James N. Heuerman
                                             ----------------------------------
                                             JAMES N. HEUERMAN
                                             Dated:  January 5, 1995
                                                   ----------------------------


                                             /s/ Johan Lap
                                             ----------------------------------
                                             JOHAN LAP
                                             Dated:  December 31, 1994
                                                   ----------------------------


                                             /s/ Horacio McCoy
                                             ----------------------------------
                                             HORACIO McCOY
                                             Dated:  January 5, 1995
                                                   ----------------------------


                                             /s/ Windle B. Priem
                                             ---------------------------------
                                             WINDLE B. PRIEM
                                             Dated:  December 31, 1994
                                                   ----------------------------


                                             /s/ Bernard H. Schulte
                                             ----------------------------------
                                             BERNARD H. SCHULTE
                                             Dated:  January 5, 1995
                                                   ----------------------------


                                             /s/ Gary W. Silverman
                                             ----------------------------------
                                             GARY W. SILVERMAN
                                             Dated:  December 31, 1994
                                                   ----------------------------

                                             /s/ Jean-Marie Van Den Borre
                                             ----------------------------------
                                             JEAN-MARIE VAN DEN BORRE
                                             Dated:   12-31-1994
                                                   ----------------------------


                                             /s/ Ronald H. Walker
                                             ----------------------------------
                                             RONALD H. WALKER
                                             Dated:  January 5, 1995
                                                   ----------------------------


                                             /s/ Daniel Wilberz
                                             ----------------------------------
                                             DANIEL WILBERZ
                                             Dated:  January 5, 1995
                                                   ----------------------------

                                  SCHEDULE 1

                                (See Attached)

                                     S1-1